UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (earliest event reported): August 21, 2018 (August 17, 2018)

Hooper Holmes, Inc.
(Exact name of registrant as specified in its charter)

New York	001-09972	22-1659359
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

560 N. Rogers Road, Olathe, KS 66062
(Address of principal executive offices and zip code)

(913) 764-1045
Registrant’s telephone number, including area code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
Hooper Holmes, Inc. (the “Company”) entered into a Seventh Amendment dated as of August 17, 2018 (together with related agreements and documents, the “Seventh Amendment”) to the Amended and Restated Credit Agreement dated as of May 11, 2017 (as amended, the “Credit Agreement”), by and between the Company and SWK Funding LLC (“SWK”).
Pursuant to the Seventh Amendment, SWK has agreed to lend an additional $850,000 to the Company, which will be added to the principal balance outstanding under the Fifth Amendment to Amended and Restated Credit Agreement dated as of May 31, 2018 (the “Fifth Amendment”), to bring the new principal balance due under the Fifth Amendment to $6,667,000 (the “Fifth Amendment Term Loan”). All principal and accrued interest on the Fifth Amendment Term Loan, the August 2017 Term Loan with a principal balance of $1.75 million, and the May 2018 Term Loan with a principal balance of $1.5 million (collectively, the “Term Loan Amendments”) will be due and payable on September 4, 2018.
The Seventh Amendment is subject to the terms and conditions set forth in the Fifth Amendment, including requirements for the Company to submit periodic cash flow forecasts to SWK, not to exceed budgeted expenses by more than 15%, and to use reasonable best efforts to identify potential acquirers or investors and to effectuate a transaction that results in a merger, acquisition, or similar material investment in the Company as imminently as reasonably possible. The other terms and conditions of the Term Loan Amendments are the same as those applicable to the primary term loan advanced by SWK to the Company under the Credit Agreement.
The foregoing descriptions are qualified in their entirety by reference to the full text of the Seventh Amendment, which is attached hereto and incorporated by reference herein as Exhibit 10.1.
Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
See Item 1.01 for a description of the terms of the Seventh Amendment Term Loan.
Item 9.01.     Financial Statements and Exhibits.

(a)	Exhibits

Exhibit No.	Description
10.1	Seventh Amendment to Amended and Restated Credit Agreement

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOOPER HOLMES, INC.

Dated: August 21, 2018	By:	/s/ Kevin Johnson
Kevin Johnson
Chief Financial Officer